UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust
(Exact name of registrant as specified in charter)
211 Main St, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
The Charles Schwab Family of Funds
211 Main St, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2011

Item 1: Report(s) to Shareholders.

Annual report dated December 31, 2011, enclosed.

Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETFtm

Schwab Short-Term
U.S. Treasury ETFtm

Schwab Intermediate-Term
U.S. Treasury ETFtm

Schwab U.S. Aggregate Bond ETFtm

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This wrapper is not part of the shareholder report.

Schwab Fixed-Income ETFs

Annual Report
December 31, 2011

Schwab U.S. TIPS ETFtm

Schwab Short-Term
U.S. Treasury ETFtm

Schwab Intermediate-Term
U.S. Treasury ETFtm

Schwab U.S. Aggregate Bond ETFtm

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

Performance at a Glance

The performance quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Return for the Report Period*

Schwab U.S. TIPS ETFtm (Ticker Symbol: SCHP)

NAV Return[1]	13.38%
Market Price Return[1]	13.42%
Barclays Capital U.S. TIPS Index (Series-L)SM	13.56%
ETF Category: Morningstar Inflation-Protected Bond[2]	12.67%

Performance Details	pages 6-7

Schwab Short-Term U.S. Treasury ETFtm (Ticker Symbol: SCHO)

NAV Return[1]	1.43%
Market Price Return[1]	1.45%
Barclays Capital U.S. 1-3 Year Treasury Bond IndexSM	1.55%
ETF Category: Morningstar Short Government[2]	1.20%

Performance Details	pages 8-9

Schwab Intermediate-Term U.S. Treasury ETFtm (Ticker Symbol: SCHR)

NAV Return[1]	10.02%
Market Price Return[1]	10.36%
Barclays Capital U.S. 3-10 Year Treasury Bond IndexSM	10.17%
ETF Category: Morningstar Intermediate Government[2]	7.77%

Performance Details	pages 10-11

Schwab U.S. Aggregate Bond ETFtm** (Ticker Symbol: SCHZ)

NAV Return[1]	3.75%
Market Price Return[1]	4.15%
Barclays Capital U.S. Aggregate Bond IndexSM	3.83%
ETF Category: Morningstar Intermediate-Term Bond[2]	2.36%

Performance Details	pages 12-13

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF. Shares are bought and sold at market price (not NAV) and are not individually redeemed by the fund. Brokerage commissions will reduce returns.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.

Barclays Capital and the names identifying the Barclays’ indices are trade marks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	The report period covers the 12 months beginning January 1, 2011 through December 31, 2011, except where noted.

**	Total returns are since inception date of 7/14/11. Inception represents the date that the shares began trading in the secondary market. These total returns may differ from those disclosed in the Financial Highlights, as the total returns in the Financial Highlights are calculated from the commencement of operations date which is the first day the NAV was determined.

[1]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.

[2]	The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

2 Schwab Fixed-Income ETFs

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to take this opportunity to thank you for allowing us to serve your investment needs, and for reading this important communication concerning the performance of the Schwab Fixed-Income ETFs. Although the investment environment has been challenging, recent signs suggest the potential for improvement.

During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the -4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the final months of the year.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0-0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of

 Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and 10-Year Treasuries

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Fixed-Income ETFs 3

From the President continued

Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital.

quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Thank you for investing in the Schwab Fixed-Income ETFs. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabetfs.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Fixed-Income ETFs

Fund Management

Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the funds. He joined the firm in 1999 and has worked in fixed-income asset management since 1996.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the funds. He joined the firm in 1996 and has been performing portfolio analytic and operational support since 2004 prior to moving to his current role in 2007.

Brandon Matsui, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the funds. He joined the firm in June 2010. Prior to joining the firm, he was an associate portfolio manager at a large financial services firm for one year. Prior to that, he was a risk analytics manager of institutional investor accounts at a large investment management firm for four years.

Steven Hung, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the Schwab U.S. Aggregate Bond ETF. He joined CSIM in 1998 and has worked in fixed-income asset management since 1999.

Alfonso Portillo, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the Schwab U.S. Aggregate Bond ETF. He joined CSIM in 2007 and has worked in fixed-income and asset management since 1996.

Schwab Fixed-Income ETFs 5

Schwab U.S. TIPS ETF™

The Schwab U.S. TIPS ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital U.S. Treasury Inflation Protected Securities Index, Series-L (the index). To pursue that investment objective, the fund generally seeks to match the duration, yield curve, and other relevant exposures of the index by investing in all of the securities in approximately the same weight as represented by the index.

The fund’s market price return was 13.42% for the 12 months ended December 31, 2011, nearly matching its 13.38% NAV return, and closely aligned with the 13.56% return of the index. (For an explanation of the market price and NAV returns, please refer to footnote 3 on the next page.) Operational and transactional costs along with slight variations between the fund’s allocations and those of the index resulted in only minor differences in returns that were within the investment adviser’s expectations.

Market Performance. Treasury Inflation-Protected Securities (TIPS) generated some of the highest returns within the U.S. bond market in 2011, benefitting from many of the same factors that rewarded regular (nominal) Treasuries. These shared performance factors included intermittent flights to quality sparked by the euro zone’s ongoing and largely unresolved sovereign debt crisis, Standard & Poor’s unexpectedly timed downgrade of its long-term sovereign credit rating on the U.S., and other market-moving events detailed in the President’s Letter in this report. In addition, the Federal Reserve purchased TIPS, as well as nominal Treasuries and other securities, as part of its economic stimulus efforts.

Beyond these developments—which helped to push the real, or inflation-adjusted yields at which TIPS trade lower—TIPS returns were enhanced by the very threat for which they were engineered to fight: rising inflation. As measured by the non-seasonally adjusted consumer price index for all urban consumers, CPI-NSA (the index against which the principal of TIPS is adjusted), inflation rose at a 3.4% annual rate for the 12 months ended November 2011. This surge—which represented the fastest trailing 12-month pace since late 2008—translated into upwardly adjusted principal for TIPS and resulted in a greater income stream that enhanced returns.

The longest maturity TIPS generated the best performances in 2011. Based on the performance of sub-components of the Barclays Capital US Government Inflation-Linked Bond Index, TIPS returns ranged from roughly 4.5% for five-year and shorter maturities, to 24.4% for TIPS maturing in 10 years or more.

As of 12/31/11:

 Portfolio Composition % of Investments

By Security Type[1]

U.S. Government Obligations	100.0%

Weighted Average Maturity[2]	9.0 yrs
Weighted Average Effective Duration	8.1 yrs

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	See Glossary for definition of maturity.

6 Schwab Fixed-Income ETFs

 Schwab U.S. TIPS ETFtm

Performance Summary as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 5, 2010 – December 31, 2011
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab U.S. TIPS ETFtm (8/5/10)
NAV Return[3]	13.38%	10.45%
Market Price Return[3]	13.42%	10.68%
Barclays Capital U.S. TIPS Index (Series-L)SM	13.56%	10.61%
ETF Category: Morningstar Inflation-Protected Bond	12.67%	10.73%

Fund Expense Ratio4: 0.14%

Average annual total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Barclays Capital and the names identifying the Barclays’ indices are trade marks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[3]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 7

Schwab Short-Term U.S. Treasury ETF™

The Schwab Short-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital U.S. 1–3 Year Treasury Bond Index (the index). To pursue that investment objective, the fund seeks to match the duration, yield curve, and other relevant exposures of the index by investing in a representative sample of securities.

The fund’s market price return was 1.45% for the 12 months ended December 31, 2011, nearly matching its 1.43% NAV return, and closely aligned with the 1.55% return of the index. (For an explanation of the market price and NAV returns, please refer to footnote 3 on the next page.) Operational and transactional costs along with slight variations between the fund’s allocations and those of the index resulted in only minor differences in returns that were within the investment adviser’s expectations.

Market Performance. U.S. Treasuries readily outperformed other sectors of the U.S. bond market in 2011, as investors weathered substantial financial market volatility. As detailed in the President’s Letter in this report, the backdrop for those results included the euro zone’s ongoing and largely unresolved debt crisis, U.S. legislative gridlock, Standard & Poor’s unexpectedly timed downgrade of its long-term sovereign credit rating on the U.S., and numerous conventional and unconventional monetary programs enacted by the Federal Reserve (the Fed). The Fed’s announcement of expectations to hold short-term interest rates at near-zero levels until mid-2013—delivered in its post-meeting statement on August 9—was yet another illustrative example of what was anything but a typical year for investors.

Yields on two-year Treasury bonds were around 0.87% in mid-February amid growing optimism that global economic growth would soon become self-sustaining. But those hopes faded as one market-moving event after another pushed risk-averse investors toward traditional safe havens such as U.S. Treasuries. As a result, the yield on the two-year Treasury finished 2011 at 0.25%, down from 0.61% at the end of 2010.

As of 12/31/11:

 Portfolio Composition % of Investments

By Security Type[1]

U.S. Government Obligations	99.9%
Short-Term Investments & Other Assets[2]	0.1%

Weighted Average Maturity[3]	2.0 yrs
Weighted Average Effective Duration	1.9 yrs

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definition of maturity.

8 Schwab Fixed-Income ETFs

 Schwab Short-Term U.S. Treasury ETFtm

Performance Summary as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 5, 2010 – December 31, 2011
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab Short-Term U.S. Treasury ETFtm (8/5/10)
NAV Return[3]	1.43%	1.15%
Market Price Return[3]	1.45%	1.21%
Barclays Capital U.S. 1-3 Year Treasury Bond IndexSM	1.55%	1.26%
ETF Category: Morningstar Short Government	1.20%	0.94%

Fund Expense Ratio4: 0.12%

Average annual total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Barclays Capital and the names identifying the Barclays’ indices are trade marks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[3]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 9

Schwab Intermediate-Term U.S. Treasury ETF™

The Schwab Intermediate-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital U.S. 3-10 Year Treasury Bond Index (the index). To pursue that investment objective, the fund seeks to match the duration, yield curve, and other relevant exposures of the index by investing in a representative sample of securities.

The fund’s market price return was 10.36% for the 12 months ended December 31, 2011, close to its 10.02% NAV return, and aligned with the 10.17% return of the index. (For an explanation of the market price and NAV returns, please refer to footnote 3 on the next page.) Operational and transactional costs along with slight variations between the fund’s allocations and those of the index resulted in only minor differences in returns that were within the investment adviser’s expectations.

Market Performance. U.S. Treasuries readily outperformed other sectors of the U.S. bond market in 2011, as investors weathered substantial financial market volatility. As detailed in the President’s Letter in this report, the backdrop for those results included the euro zone’s ongoing and largely unresolved debt crisis, U.S. legislative gridlock, Standard & Poor’s unexpectedly timed downgrade of its long-term sovereign credit rating on the U.S., and numerous conventional and unconventional monetary programs enacted by the Federal Reserve (the Fed). The Fed’s announcement of expectations to hold short-term interest rates at near-zero levels until mid-2013—delivered in its post-meeting statement on August 9—was yet another illustrative example of what was anything but a typical year for investors.

Yields on 10-year Treasury bonds were as high as 3.75% in early February amid growing optimism that global economic growth would soon become self-sustaining. But those hopes faded as one market-moving event after another pushed risk-averse investors toward traditional safe havens such as U.S. Treasuries. As a result, the yield on the 10-year Treasury finished the year at 1.89%, marking the first time in more than three decades that the yield of this security finished a calendar year below 2.0%.

As of 12/31/11:

 Portfolio Composition % of Investments

By Security Type[1]

U.S. Government Obligations	100.0%

Weighted Average Maturity[2]	5.9 yrs
Weighted Average Effective Duration	5.3 yrs

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	See Glossary for definition of maturity.

10 Schwab Fixed-Income ETFs

 Schwab Intermediate-Term U.S. Treasury ETFtm

Performance Summary as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 5, 2010 – December 31, 2011
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab Intermediate-Term U.S. Treasury ETFtm (8/5/10)
NAV Return[3]	10.02%	6.58%
Market Price Return[3]	10.36%	6.76%
Barclays Capital U.S. 3-10 Year Treasury Bond IndexSM	10.17%	6.75%
ETF Category: Morningstar Intermediate Government	7.77%	5.10%

Fund Expense Ratio4: 0.12%

Average annual total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Barclays Capital and the names identifying the Barclays’ indices are trade marks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[3]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 11

Schwab U.S. Aggregate Bond ETF™

The Schwab U.S. Aggregate Bond ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Barclays Capital U.S. Aggregate Bond Index (the index). To pursue that investment objective, the fund seeks to match the duration, yield curve, and other relevant exposures of the index by investing in a representative sample of securities.

For the period that began with the fund’s inception on July 14, 2011, and ended December 31, 2011, the fund’s market price return was 4.15%, close to its 3.75% NAV return, and aligned with the 3.83% return of the index. (For an explanation of the market price and NAV returns, please refer to footnote 3 on the next page.) Operational and transactional costs along with slight variations between the fund’s allocations and those of the index resulted in only minor differences in returns that were within the investment adviser’s expectations.

Market Performance. During the shortened report period, U.S. Treasuries outperformed “credit,” or “spread” sectors within the bond market (such as corporate, government agency, and mortgage-backed securities, which typically have higher yields than like-maturity Treasuries), in what was a largely risk-off investment environment. Intermittent headlines painting a grim picture of the euro zone’s financial crisis, U.S. legislative gridlock, and Standard & Poor’s unexpectedly timed downgrade of its long-term sovereign credit rating on the U.S. collectively pushed investors toward high-credit-quality securities.

As discussed in the President’s Letter in this report, long-term U.S. Treasuries enjoyed double-digit returns for all of 2011 in that setting, while the yield on the 10-year Treasury finished at 1.89%, marking the first time in more than three decades that this security’s yield closed out a calendar year under 2.0%.

The combination of coupon income and price appreciation in some sectors drove bond returns. For the July 14, 2011, through December 31, 2011, period covered by this commentary, the Treasury sector of the index returned 6.0%—with the 20+ Year Treasury sector returning a remarkable 27.1%—the investment-grade Corporate sector returned 2.9%, the U.S. Agency sector returned 2.4%, and the Mortgage Backed Securities sector returned 2.7%.

As of 12/31/11:

 Portfolio Composition % of Investments

By Security Type[1]

U.S. Government and Government Agencies	34.9%
Mortgage-Backed Securities*	27.4%
Corporate Bonds	17.1%
Foreign Securities	3.7%
Commercial Mortgage Backed Securities	1.8%
Short-Term Investments & Other Assets[2]	14.2%
Municipal Bonds	0.7%
Asset-Backed Obligations	0.2%

Weighted Average Maturity[3]	6.2 yrs
Weighted Average Effective Duration	4.4 yrs

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

*	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 13.7% of total investments on December 31, 2011.
[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definition of maturity. Does not include short-term investments.

12 Schwab Fixed-Income ETFs

 Schwab U.S. Aggregate Bond ETFtm

Performance Summary as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

July 14, 2011 – December 31, 2011
Performance of a Hypothetical
$10,000 Investment1

 Total Returns1,2

Fund and Inception Date	Since Inception*

Fund: Schwab U.S. Aggregate Bond ETFtm (7/14/11)
NAV Return[3]	3.75%
Market Price Return[3]	4.15%
Barclays Capital U.S. Aggregate Bond IndexSM	3.83%
ETF Category: Morningstar Intermediate-Term Bond	2.36%

Fund Expense Ratio4: 0.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Barclays Capital and the names identifying the Barclays’ indices are trade marks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception represents the date that the shares began trading in the secondary market. The fund’s total return may differ from those disclosed in the Financial Highlights, as the total returns in the Financial Highlights are calculated from the commencement of operations date which is the first day the NAV was determined.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[3]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 (or, for the Schwab U.S. Aggregate Bond ETF, since commencement of operations on July 13, 2011) and held through December 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any redemption fees or brokerage commissions you may pay when purchasing or redeeming shares of the fund. If these transactional costs were included, your costs would have been higher.

			Ending
			Account Value
	Expense Ratio[1]	Beginning	(Net of Expenses)	Expenses Paid
	(Annualized)	Account Value	at 12/31/11	During Period

Schwab U.S. TIPS ETFtm2
Actual Return	0.14%	$1,000	$1,072.80	$0.73
Hypothetical 5% Return	0.14%	$1,000	$1,024.50	$0.71

Schwab Short-Term U.S. Treasury ETFtm2
Actual Return	0.12%	$1,000	$1,006.40	$0.61
Hypothetical 5% Return	0.12%	$1,000	$1,024.60	$0.61

Schwab Intermediate-Term U.S. Treasury ETFtm2
Actual Return	0.12%	$1,000	$1,067.30	$0.63
Hypothetical 5% Return	0.12%	$1,000	$1,024.60	$0.61

Schwab U.S. Aggregate Bond ETFtm3
Actual Return	0.10%	$1,000	$1,037.90	$0.48
Hypothetical 5% Return	0.10%	$1,000	$1,023.09	$0.48

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the financial highlights.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period (from 7/1/11 through 12/31/11), multiplied by 184 days of the period, and divided by 365 days of the fiscal year.
[3]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 172 days of the period (from commencement of operations on 7/13/11 through 12/31/11), and divided by 365 days of the fiscal year.

14 Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETF™

Financial Statements

Financial Highlights

	1/1/11–	8/4/10[1]–
	12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	50.37	50.00

Income (loss) from investment operations:
Net investment income (loss)	1.56	0.20
Net realized and unrealized gains (losses)	5.09	0.37	[2]

Total from investment operations	6.65	0.57
Less distributions:
Distributions from net investment income	(1.56)	(0.20)

Net asset value at end of period	55.46	50.37

Total return (%)	13.38	1.13	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.14	0.14	[4]
Gross operating expenses	0.14	0.14	[4]
Net investment income (loss)	3.03	1.27	[4]
Portfolio turnover rate[5]	26	6	[3]
Net assets, end of period ($ x 1,000)	288,373	80,591

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3 Not annualized.
4 Annualized.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 15

 Schwab U.S. TIPS ETF

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

99.4%	U.S. Government Securities	270,102,010	286,628,753
0.0%	Other Investment Company	125,867	125,867

99.4%	Total Investments	270,227,877	286,754,620
0.6%	Other Assets and Liabilities, Net		1,618,867

100.0%	Net Assets		288,373,487

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Securities 99.4% of net assets

U.S. Treasury Obligations 99.4%

U.S. Treasury Inflation Protected Securities
0.63%, 04/15/13	6,023,931	6,128,386
1.88%, 07/15/13	9,870,409	10,328,495
2.00%, 01/15/14	9,531,722	10,091,711
1.25%, 04/15/14	6,444,322	6,751,458
2.00%, 07/15/14	9,166,909	9,875,877
1.63%, 01/15/15	8,048,516	8,674,770
0.50%, 04/15/15	8,811,406	9,213,471
1.88%, 07/15/15	7,779,963	8,579,821
2.00%, 01/15/16	7,553,715	8,438,935
0.13%, 04/15/16	15,653,914	16,329,067
2.50%, 07/15/16	7,622,205	8,815,538
2.38%, 01/15/17	6,610,172	7,670,906
2.63%, 07/15/17	5,665,923	6,745,111
1.63%, 01/15/18	5,983,652	6,816,696
1.38%, 07/15/18	5,901,405	6,682,397
2.13%, 01/15/19	5,505,334	6,545,347
1.88%, 07/15/19	6,238,934	7,351,211
1.38%, 01/15/20	7,568,597	8,616,394
1.25%, 07/15/20	11,627,832	13,152,124
1.13%, 01/15/21	13,368,601	14,910,134
0.63%, 07/15/21	14,121,669	15,114,564
2.38%, 01/15/25	10,401,819	13,229,866
2.00%, 01/15/26	7,558,280	9,286,027
2.38%, 01/15/27	6,068,962	7,837,519
1.75%, 01/15/28	6,075,525	7,299,197
3.63%, 04/15/28	7,110,630	10,584,812
2.50%, 01/15/29	5,873,412	7,835,484
3.88%, 04/15/29	8,473,782	13,199,271
3.38%, 04/15/32	2,372,809	3,652,276
2.13%, 02/15/40	4,546,786	6,099,786
2.13%, 02/15/41	7,970,125	10,772,102

Total U.S. Government Securities
(Cost $270,102,010)		286,628,753

	Number	Value
Security	of Shares	($)

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund	125,867	125,867

Total Other Investment Company
(Cost $125,867)		125,867

End of Investments

At 12/31/11, the tax basis cost of the fund’s investments was $270,305,835 and the unrealized appreciation and depreciation were $16,465,678 and ($16,893), respectively, with a net unrealized appreciation of $16,448,785.

16 See financial notes

 Schwab U.S. TIPS ETF

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at value (cost $270,227,877)		$286,754,620
Receivables:
Investments sold		5,084,986
Interest	+	1,749,379

Total assets		293,588,985

Liabilities

Payables:
Investments bought		5,212,155
Investment adviser fees	+	3,343

Total liabilities		5,215,498

Net Assets

Total assets		293,588,985
Total liabilities	−	5,215,498

Net assets		$288,373,487

Net Assets by Source
Capital received from investors		272,122,490
Net investment income not yet distributed		11,167
Net realized capital losses		(286,913)
Net unrealized capital gains		16,526,743

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$288,373,487		5,200,001		$55.46

See financial notes 17

 Schwab U.S. TIPS ETF

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$5,981,508

Expenses

Investment adviser fees		263,869

Total expenses	−	263,869

Net investment income		5,717,639

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(255,882)
Net realized gains on in-kind redemptions	+	852,960

Net realized gains		597,078
Net unrealized gains on investments	+	17,204,187

Net realized and unrealized gains		17,801,265

Net increase in net assets resulting from operations		$23,518,904

18 See financial notes

 Schwab U.S. TIPS ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			8/4/10*-12/31/10
Net investment income		$5,717,639	$239,653
Net realized gains (losses)		597,078	(35,416)
Net unrealized gains (losses)	+	17,204,187	(677,444)

Net increase (decrease) in net assets resulting from operations		23,518,904	(473,207)

Distributions to Shareholders

Distributions from net investment income		($5,706,922)	($239,780)

Transactions in Fund Shares

		1/1/11-12/31/11		8/4/10*-12/31/10
		SHARES	VALUE	SHARES	VALUE
Shares Sold		4,000,000	$210,921,785	1,600,001	$81,303,794
Shares Redeemed	+	(400,000)	(20,951,087)	—	—

Net transactions in fund shares		3,600,000	$189,970,698	1,600,001	$81,303,794

Shares Outstanding and Net Assets

		1/1/11-12/31/11		8/4/10*-12/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,600,001	$80,590,807	—	$—
Total increase	+	3,600,000	207,782,680	1,600,001	80,590,807

End of period		5,200,001	$288,373,487	1,600,001	$80,590,807

Net investment income not yet distributed			$11,167		$—

*	Commencement of operations.

See financial notes 19

Schwab Short-Term U.S. Treasury ETF™

Financial Statements

Financial Highlights

	1/1/11–	8/4/10[1]–
	12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	49.99	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.06
Net realized and unrealized gains (losses)	0.51	(0.01)

Total from investment operations	0.72	0.05
Less distributions:
Distributions from net investment income	(0.21)	(0.06)

Net asset value at end of period	50.50	49.99

Total return (%)	1.43	0.11	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.12	0.12	[3]
Gross operating expenses	0.12	0.12	[3]
Net investment income (loss)	0.42	0.37	[3]
Portfolio turnover rate[4]	74	48	[2]
Net assets, end of period ($ x 1,000)	181,805	49,990

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

20 See financial notes

 Schwab Short-Term U.S. Treasury ETF

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

99.6%	U.S. Government Securities	180,559,665	181,080,233
0.1%	Other Investment Company	180,243	180,243

99.7%	Total Investments	180,739,908	181,260,476
0.3%	Other Assets and Liabilities, Net		544,984

100.0%	Net Assets		181,805,460

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Securities 99.6% of net assets

U.S. Treasury Obligations 99.6%

U.S. Treasury Notes
1.38%, 01/15/13	3,749,000	3,796,155
0.63%, 01/31/13	2,329,000	2,340,736
2.88%, 01/31/13	1,851,000	1,905,157
1.38%, 02/15/13	5,699,000	5,775,805
3.88%, 02/15/13	1,923,000	2,002,474
1.38%, 03/15/13	5,989,000	6,075,325
1.75%, 04/15/13	7,078,000	7,219,560
3.13%, 04/30/13	2,107,000	2,188,564
1.38%, 05/15/13	4,448,000	4,519,239
3.63%, 05/15/13	3,993,000	4,178,926
1.13%, 06/15/13	7,350,000	7,447,909
1.00%, 07/15/13	3,979,000	4,027,030
0.38%, 07/31/13	2,925,000	2,932,427
3.38%, 07/31/13	4,164,000	4,370,576
0.75%, 08/15/13	6,708,000	6,764,864
3.13%, 08/31/13	4,266,000	4,469,970
3.13%, 09/30/13	6,720,000	7,056,262
2.75%, 10/31/13	4,983,000	5,209,378
0.50%, 11/15/13	5,696,000	5,723,147
2.00%, 11/30/13	6,377,000	6,588,487
0.75%, 12/15/13	4,299,000	4,341,152
1.00%, 01/15/14	4,515,000	4,582,373
1.25%, 02/15/14	6,805,000	6,945,884
4.00%, 02/15/14	2,523,000	2,721,293
1.88%, 02/28/14	1,584,000	1,638,203
1.75%, 03/31/14	2,680,000	2,768,148
1.25%, 04/15/14	4,542,000	4,641,002
1.88%, 04/30/14	6,202,000	6,427,790
2.25%, 05/31/14	4,719,000	4,937,622
0.75%, 06/15/14	6,825,000	6,900,184
2.63%, 06/30/14	1,950,000	2,061,210
0.63%, 07/15/14	2,773,000	2,794,882
4.25%, 08/15/14	2,171,000	2,391,832
2.38%, 08/31/14	2,132,000	2,246,262
0.25%, 09/15/14	7,003,000	6,986,585
2.38%, 09/30/14	5,850,000	6,173,125
0.50%, 10/15/14	6,028,000	6,053,902
2.38%, 10/31/14	5,270,000	5,567,676
2.13%, 11/30/14	6,006,000	6,309,117

Total U.S. Government Securities
(Cost $180,559,665)		181,080,233

	Number	Value
Security	of Shares	($)

Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund	180,243	180,243

Total Other Investment Company
(Cost $180,243)		180,243

End of Investments

At 12/31/11, the tax basis cost of the fund’s investments was $180,739,908 and the unrealized appreciation and depreciation were $522,639 and ($2,071), respectively, with a net unrealized appreciation of $520,568.

See financial notes 21

 Schwab Short-Term U.S. Treasury ETF

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at value (cost $180,739,908)		$181,260,476
Receivables:
Investments sold		15,021,055
Fund shares sold		15,143,998
Interest	+	845,954

Total assets		212,271,483

Liabilities

Payables:
Investments bought		15,268,006
Investment adviser fees		1,886
Fund shares redeemed		15,150,411
Distributions to shareholders	+	45,720

Total liabilities		30,466,023

Net Assets

Total assets		212,271,483
Total liabilities	−	30,466,023

Net assets		$181,805,460

Net Assets by Source
Capital received from investors		181,298,914
Net investment income not yet distributed		41
Net realized capital losses		(14,063)
Net unrealized capital gains		520,568

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$181,805,460		3,600,001		$50.50

22 See financial notes

 Schwab Short-Term U.S. Treasury ETF

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$699,946
Securities on loan	+	50

Total investment income		699,996

Expenses

Investment adviser fees		156,714

Total expenses	−	156,714

Net investment income		543,282

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(7,926)
Net realized gains on in-kind redemptions	+	759,444

Net realized gains		751,518
Net unrealized gains on investments	+	597,217

Net realized and unrealized gains		1,348,735

Net increase in net assets resulting from operations		$1,892,017

See financial notes 23

 Schwab Short-Term U.S. Treasury ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			8/4/10*-12/31/10
Net investment income		$543,282	$51,345
Net realized gains (losses)		751,518	(6,407)
Net unrealized gains (losses)	+	597,217	(76,649)

Net increase (decrease) in net assets resulting from operations		1,892,017	(31,711)

Distributions to Shareholders

Distributions from net investment income		($543,241)	($51,380)

Transactions in Fund Shares

		1/1/11-12/31/11		8/4/10*-12/31/10
		SHARES	VALUE	SHARES	VALUE
Shares Sold		5,300,000	$266,780,358	1,000,001	$50,073,058
Shares Redeemed	+	(2,700,000)	(136,313,641)	—	—

Net transactions in fund shares		2,600,000	$130,466,717	1,000,001	$50,073,058

Shares Outstanding and Net Assets

		1/1/11-12/31/11		8/4/10*-12/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,000,001	$49,989,967	—	$—
Total increase	+	2,600,000	131,815,493	1,000,001	49,989,967

End of period		3,600,001	$181,805,460	1,000,001	$49,989,967

Net investment income not yet distributed			$41		$—

*	Commencement of operations.

24 See financial notes

Schwab Intermediate-Term U.S. Treasury ETF™

Financial Statements

Financial Highlights

	1/1/11–	8/4/10[1]–
	12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	49.31	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.82	0.28
Net realized and unrealized gains (losses)	4.08	(0.69)

Total from investment operations	4.90	(0.41)
Less distributions:
Distributions from net investment income	(0.82)	(0.28)

Net asset value at end of period	53.39	49.31

Total return (%)	10.02	(0.83)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.12	0.12	[3]
Gross operating expenses	0.12	0.12	[3]
Net investment income (loss)	1.62	1.58	[3]
Portfolio turnover rate[4]	46	20	[2]
Net assets, end of period ($ x 1,000)	117,452	34,517

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 25

 Schwab Intermediate-Term U.S. Treasury ETF

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

98.9%	U.S. Government Securities	112,760,754	116,198,848
0.0%	Other Investment Company	2,454	2,454

98.9%	Total Investments	112,763,208	116,201,302
1.1%	Other Assets and Liabilities, Net		1,250,436

100.0%	Net Assets		117,451,738

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Securities 98.9% of net assets

U.S. Treasury Obligations 98.9%

U.S. Treasury Bond
7.25%, 05/15/16	660,000	846,502
8.50%, 02/15/20	595,000	915,231
8.75%, 05/15/20	616,000	964,666
8.75%, 08/15/20	1,247,000	1,967,045

U.S. Treasury Notes
2.25%, 01/31/15	2,315,000	2,445,763
4.00%, 02/15/15	1,832,000	2,034,951
2.38%, 02/28/15	1,588,000	1,685,141
2.50%, 03/31/15	3,850,000	4,105,663
2.50%, 04/30/15	1,588,000	1,694,942
4.13%, 05/15/15	2,574,000	2,887,907
2.13%, 05/31/15	2,052,000	2,166,625
4.25%, 08/15/15	2,052,000	2,325,655
1.25%, 08/31/15	1,368,000	1,404,552
1.38%, 11/30/15	1,373,000	1,415,048
2.13%, 02/29/16	1,462,000	1,551,319
2.38%, 03/31/16	3,177,000	3,402,618
2.00%, 04/30/16	1,462,000	1,544,009
3.25%, 06/30/16	3,114,000	3,458,729
4.88%, 08/15/16	1,870,000	2,218,142
1.00%, 08/31/16	2,093,000	2,116,220
3.13%, 10/31/16	3,190,000	3,537,662
2.75%, 11/30/16	4,322,000	4,719,421
3.13%, 01/31/17	2,822,000	3,137,271
3.00%, 02/28/17	3,300,000	3,650,110
3.25%, 03/31/17	3,146,000	3,523,029
3.13%, 04/30/17	2,228,000	2,481,783
2.75%, 05/31/17	2,090,000	2,287,735
2.50%, 06/30/17	2,948,000	3,188,678
2.38%, 07/31/17	780,000	838,439
4.75%, 08/15/17	2,860,000	3,444,066
4.25%, 11/15/17	828,000	978,140
2.25%, 11/30/17	770,000	821,614
3.50%, 02/15/18	2,013,000	2,295,293
2.75%, 02/28/18	890,000	975,941
4.00%, 08/15/18	1,003,000	1,181,425
1.38%, 09/30/18	2,068,000	2,079,471
3.75%, 11/15/18	1,902,000	2,213,007
2.75%, 02/15/19	2,803,000	3,070,381
3.13%, 05/15/19	3,378,000	3,788,109
3.63%, 08/15/19	2,917,000	3,378,936
3.38%, 11/15/19	2,210,000	2,519,572
3.63%, 02/15/20	2,056,000	2,384,800
3.50%, 05/15/20	1,486,000	1,709,713
2.63%, 08/15/20	3,630,000	3,915,579
2.63%, 11/15/20	3,050,000	3,283,993
3.63%, 02/15/21	1,694,000	1,967,025
3.13%, 05/15/21	3,661,000	4,088,308
2.13%, 08/15/21	3,173,000	3,254,803
2.00%, 11/15/21	330,000	333,816

Total U.S. Government Securities
(Cost $112,760,754)		116,198,848

	Number	Value
Security	of Shares	($)

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund	2,454	2,454

Total Other Investment Company
(Cost $2,454)		2,454

End of Investments

At 12/31/11, the tax basis cost of the fund’s investments was $112,764,541 and the unrealized appreciation and depreciation were $3,437,109 and ($348), respectively, with a net unrealized appreciation of $3,436,761.

26 See financial notes

 Schwab Intermediate-Term U.S. Treasury ETF

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at value (cost $112,763,208)		$116,201,302
Receivables:
Investments sold		3,214,094
Interest	+	938,342

Total assets		120,353,738

Liabilities

Payables:
Investments bought		2,759,832
Investment adviser fees		1,148
Distributions to shareholders	+	141,020

Total liabilities		2,902,000

Net Assets

Total assets		120,353,738
Total liabilities	−	2,902,000

Net assets		$117,451,738

Net Assets by Source
Capital received from investors		114,054,364
Net investment income not yet distributed		1,117
Net realized capital losses		(41,837)
Net unrealized capital gains		3,438,094

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$117,451,738		2,200,001		$53.39

See financial notes 27

 Schwab Intermediate-Term U.S. Treasury ETF

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Interest		$1,165,387

Expenses

Investment adviser fees		80,459

Total expenses	−	80,459

Net investment income		1,084,928

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(35,235)
Net realized gains on in-kind redemptions	+	708,200

Net realized gains		672,965
Net unrealized gains on investments	+	4,218,815

Net realized and unrealized gains		4,891,780

Net increase in net assets resulting from operations		$5,976,708

28 See financial notes

 Schwab Intermediate-Term U.S. Treasury ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			8/4/10*-12/31/10
Net investment income		$1,084,928	$140,623
Net realized gains (losses)		672,965	(6,602)
Net unrealized gains (losses)	+	4,218,815	(780,721)

Net increase (decrease) in net assets resulting from operations		5,976,708	(646,700)

Distributions to Shareholders

Distributions from net investment income		($1,083,811)	($140,650)

Transactions in Fund Shares

		1/1/11-12/31/11		8/4/10*-12/31/10
		SHARES	VALUE	SHARES	VALUE
Shares Sold		1,900,000	$98,621,115	700,001	$35,304,104
Shares Redeemed	+	(400,000)	(20,579,028)	—	—

Net transactions in fund shares		1,500,000	$78,042,087	700,001	$35,304,104

Shares Outstanding and Net Assets

		1/1/11-12/31/11		8/4/10*-12/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		700,001	$34,516,754	—	$—
Total increase	+	1,500,000	82,934,984	700,001	34,516,754

End of period		2,200,001	$117,451,738	700,001	$34,516,754

Net investment income not yet distributed			$1,117		$—

*	Commencement of operations.

See financial notes 29

Schwab U.S. Aggregate Bond ETF™

Financial Statements

Financial Highlights

	7/13/11[1]–
	12/31/11

Per-Share Data ($)

Net asset value at beginning of period	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.37
Net realized and unrealized gains (losses)	1.52

Total from investment operations	1.89
Less distributions:
Distributions from net investment income	(0.39)

Net asset value at end of period	51.50

Total return (%)	3.79	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.10	[3]
Gross operating expenses	0.10	[3]
Net investment income (loss)	1.67	[3]
Portfolio turnover rate[4,5]	446	[2]
Net assets, end of period ($ x 1,000)	164,804

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
5 Includes to-be-announced (TBA) transactions. See financial note 2.

30 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

			Cost	Value
Holdings by Category			($)	($)

0.2%		Asset-Backed Obligations	312,645	312,018
2.0%		Commercial Mortgage Backed Securities	3,315,528	3,351,338
19.8%		Corporate Bonds	32,478,480	32,681,428
4.3%		Foreign Securities	7,076,266	7,129,622
31.7%		Mortgage-Backed Securities	51,834,156	52,261,610
0.9%		Municipal Bonds	1,360,645	1,376,718
40.4%		U.S. Government and Government Agencies	64,725,833	66,527,100
0.3%		Other Investment Company	433,034	433,034
16.2%		Short-Term Investment	26,744,746	26,744,721

115.8%		Total Investments	188,281,333	190,817,589
(15	.8)%	Other Assets and Liabilities, Net		(26,013,295)

100.0%		Net Assets		164,804,294

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Asset-Backed Obligations 0.2% of net assets

Citibank Credit Card Issuance Trust
Series 2005-A2 Class A2
4.85%, 03/10/17 (a)	100,000	111,896
Honda Auto Receivables Owner Trust
Series 2011-3 Class A3
0.88%, 09/21/15 (a)	200,000	200,122

Total Asset-Backed Obligations
(Cost $312,645)		312,018

Commercial Mortgage Backed Securities 2.0% of net assets

Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2004-6 Class A5 4.81%, 12/10/42 (a)	200,000	214,828
Series 2005-4 Class A5A 4.93%, 07/10/45 (a)	361,000	394,253
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 Class A4 5.41%, 12/11/40 (a)	400,000	441,969
Series 2005-PWR8 Class A4 4.67%, 06/11/41	200,000	215,862
Credit Suisse Mortgage Capital Certificates
Series 2007-C5 Class A3
5.69%, 09/15/40 (a)(b)	200,000	209,269
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9 Class A4
5.44%, 03/10/39 (a)	315,000	342,246
GS Mortgage Securities Corp. II
Series 2007-GG10 Class A3 5.79%, 08/10/45 (a)(b)	200,000	208,513
Series 2007-GG10 Class A4 5.79%, 08/10/45 (a)(b)	400,000	436,119
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-LD12 Class ASB
5.83%, 02/15/51 (a)(b)	196,601	212,431
Wachovia Bank Commercial Mortgage Trust
Series 2004-C11 Class A5 5.22%, 01/15/41 (a)(b)	220,000	236,072
Series 2006-C23 Class A5 5.42%, 01/15/45 (a)(b)	400,000	439,776

Total Commercial Mortgage Backed Securities
(Cost $3,315,528)		3,351,338

Corporate Bonds 19.8% of net assets

Finance 6.5%

Banking 4.2%
American Express Co.
8.13%, 05/20/19	70,000	90,633
American Express Credit Corp.
5.13%, 08/25/14	125,000	134,373
Bank of America Corp.
4.88%, 01/15/13	600,000	602,580
4.90%, 05/01/13	90,000	90,102
3.63%, 03/17/16	650,000	599,729
7.63%, 06/01/19	102,000	105,639
Barclays Bank PLC
3.90%, 04/07/15	100,000	100,503
Capital One Financial Corp.
2.13%, 07/15/14	100,000	98,778
Citigroup, Inc.
5.50%, 04/11/13	200,000	204,247
4.75%, 05/19/15	100,000	101,354
3.95%, 06/15/16	150,000	149,634
8.50%, 05/22/19	54,000	63,652
5.38%, 08/09/20	150,000	154,505
5.88%, 05/29/37	200,000	200,407
Credit Suisse USA, Inc.
5.38%, 03/02/16	250,000	264,684
Deutsche Bank AG
3.25%, 01/11/16	150,000	152,189
Goldman Sachs Group, Inc.
4.75%, 07/15/13	75,000	76,020
3.63%, 02/07/16	175,000	169,248
5.95%, 01/18/18	240,000	246,123
6.13%, 02/15/33	80,000	77,744
6.25%, 02/01/41	75,000	73,820
HSBC Holdings plc
5.10%, 04/05/21	350,000	372,596

See financial notes 31

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
HSBC USA, Inc.
5.00%, 09/27/20	64,000	60,585
JP Morgan Chase Capital XVIII
6.95%, 08/01/66	75,000	76,031
JPMorgan Chase & Co.
2.05%, 01/24/14	425,000	425,535
2.60%, 01/15/16	273,000	269,260
6.30%, 04/23/19	450,000	510,444
Merrill Lynch & Co., Inc.
6.88%, 04/25/18	100,000	98,718
Morgan Stanley
7.30%, 05/13/19	200,000	203,977
5.50%, 07/28/21	100,000	92,631
7.25%, 04/01/32	160,000	163,589
PNC Funding Corp.
3.63%, 02/08/15	60,000	63,071
Royal Bank of Scotland PLC
6.13%, 01/11/21	125,000	123,527
UBS AG
5.75%, 04/25/18	100,000	103,744
Wachovia Corp.
5.50%, 05/01/13	90,000	94,990
5.75%, 06/15/17	150,000	169,675
Wells Fargo & Co.
4.60%, 04/01/21	175,000	192,284
5.38%, 02/07/35	50,000	53,918
Wells Fargo & Co., Series I
3.75%, 10/01/14	150,000	158,461

		6,989,000

Brokerage 0.1%
BlackRock, Inc.
5.00%, 12/10/19	50,000	54,655
Jefferies Group, Inc.
5.50%, 03/15/16	40,000	37,100
Nomura Holdings, Inc.
5.00%, 03/04/15	100,000	100,770
6.70%, 03/04/20	15,000	15,819

		208,344

Finance Company 0.7%
Capital One Capital III
7.69%, 08/01/66	70,000	70,088
General Electric Capital Corp.
4.80%, 05/01/13	100,000	104,722
5.90%, 05/13/14	230,000	252,025
2.95%, 05/09/16	150,000	154,429
6.00%, 08/07/19	35,000	40,264
6.75%, 03/15/32	150,000	176,155
5.88%, 01/14/38	133,000	141,406
HSBC Finance Corp.
5.00%, 06/30/15	95,000	96,539
6.68%, 01/15/21	25,000	25,904
SLM Corp.
5.00%, 04/15/15	75,000	72,223

		1,133,755

Insurance 1.1%
Allstate Corp.
5.00%, 08/15/14	200,000	215,962
American International Group, Inc.
4.88%, 09/15/16	50,000	47,364
5.85%, 01/16/18	40,000	39,219
6.40%, 12/15/20	160,000	161,749
Berkshire Hathaway Finance Corp.
5.40%, 05/15/18	40,000	46,713
Berkshire Hathaway, Inc.
3.20%, 02/11/15	140,000	148,533
Chubb Corp.
6.00%, 05/11/37	50,000	60,504
Cigna Corp.
5.88%, 03/15/41 (a)	50,000	53,091
Hartford Financial Services Group, Inc.
5.50%, 03/30/20	70,000	71,162
5.95%, 10/15/36	100,000	93,040
MetLife, Inc.
6.82%, 08/15/18	100,000	119,116
Principal Financial Group, Inc.
7.88%, 05/15/14	25,000	27,889
Prudential Financial, Inc.
4.50%, 11/16/21	100,000	101,204
6.63%, 12/01/37	35,000	38,449
5.63%, 05/12/41	75,000	73,997
Travelers Cos., Inc.
5.90%, 06/02/19	60,000	71,493
6.25%, 06/15/37	70,000	87,348
UnitedHealth Group, Inc.
6.00%, 02/15/18	250,000	297,629

		1,754,462

Other Financial 0.0%
CME Group, Inc.
5.75%, 02/15/14	50,000	54,528

		54,528

Real Estate Investment Trust 0.4%
Digital Realty Trust LP
5.25%, 03/15/21	100,000	100,368
Duke Realty LP
7.38%, 02/15/15	175,000	192,320
HCP, Inc.
2.70%, 02/01/14	18,000	17,983
5.38%, 02/01/21 (a)	46,000	48,312
Simon Property Group LP
6.75%, 05/15/14 (a)	25,000	27,546
6.13%, 05/30/18	150,000	172,433
5.65%, 02/01/20 (a)	52,000	59,693

		618,655

		10,758,744

Industrial 11.0%

Basic Industry 1.1%
ArcelorMittal
5.25%, 08/05/20	102,000	92,778
7.00%, 10/15/39	100,000	93,203
Barrick North America Finance LLC
5.70%, 05/30/41	60,000	71,353
BHP Billiton Finance USA Ltd.
1.13%, 11/21/14	100,000	100,306
3.25%, 11/21/21	100,000	103,177
Cliffs Natural Resources, Inc.
4.88%, 04/01/21	150,000	149,735
6.25%, 10/01/40	50,000	49,409
Dow Chemical Co.
8.55%, 05/15/19	300,000	393,064

32 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
EI du Pont de Nemours & Co.
5.25%, 12/15/16	50,000	58,483
International Paper Co.
7.50%, 08/15/21	82,000	101,398
Monsanto Co.
2.75%, 04/15/16	80,000	84,052
Rio Tinto Finance USA Ltd.
8.95%, 05/01/14	85,000	99,462
1.88%, 11/02/15	170,000	171,582
6.50%, 07/15/18	43,000	51,899
Vale Overseas Ltd.
6.88%, 11/10/39	84,000	96,634

		1,716,535

Capital Goods 0.9%
Boeing Capital Corp.
4.70%, 10/27/19	50,000	57,008
Boeing Co.
6.88%, 03/15/39	90,000	128,449
Caterpillar Financial Services Corp.
7.15%, 02/15/19	72,000	92,351
Caterpillar, Inc.
5.70%, 08/15/16	100,000	117,467
Deere & Co.
5.38%, 10/16/29	50,000	63,025
General Electric Co.
5.00%, 02/01/13	40,000	41,695
5.25%, 12/06/17	195,000	224,103
Honeywell International, Inc.
4.25%, 03/01/13	140,000	146,095
4.25%, 03/01/21	200,000	226,246
Lockheed Martin Corp.
4.25%, 11/15/19	36,000	38,356
Raytheon Co.
3.13%, 10/15/20	100,000	100,971
Republic Services, Inc.
3.80%, 05/15/18	200,000	207,461
5.70%, 05/15/41	80,000	92,117

		1,535,344

Communications 2.2%
America Movil S.A.B. de C.V.
6.38%, 03/01/35	40,000	49,057
AT&T Mobility LLC
7.13%, 12/15/31	50,000	64,898
AT&T, Inc.
4.95%, 01/15/13	100,000	104,248
5.50%, 02/01/18	30,000	34,772
4.45%, 05/15/21	125,000	137,573
6.80%, 05/15/36	55,000	69,867
6.30%, 01/15/38	20,000	24,641
5.35%, 09/01/40	104,000	117,441
BellSouth Corp.
6.88%, 10/15/31	100,000	124,987
British Telecommunications plc
5.15%, 01/15/13	45,000	46,602
CBS Corp.
7.88%, 07/30/30	50,000	63,781
Cellco Partnership / Verizon Wireless Capital LLC
5.55%, 02/01/14	90,000	97,830
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	195,000	212,127
Comcast Corp.
5.30%, 01/15/14	50,000	53,904
5.15%, 03/01/20	50,000	56,958
Deutsche Telekom International Finance BV
8.75%, 06/15/30 (b)	100,000	139,859
DIRECTV Holdings LLC
3.50%, 03/01/16	30,000	30,958
5.88%, 10/01/19	25,000	28,185
6.00%, 08/15/40 (a)	75,000	82,107
6.38%, 03/01/41	35,000	40,499
Embarq Corp.
7.08%, 06/01/16	150,000	162,746
France Telecom S.A.
2.75%, 09/14/16	150,000	150,569
NBCUniversal Media LLC
4.38%, 04/01/21	250,000	264,339
News America, Inc.
5.30%, 12/15/14	54,000	58,853
6.90%, 03/01/19	30,000	35,310
6.15%, 03/01/37	50,000	54,837
Qwest Corp.
6.75%, 12/01/21	50,000	54,625
Telefonica Emisiones S.A.U.
2.58%, 04/26/13	20,000	19,522
6.22%, 07/03/17	50,000	51,302
Time Warner Cable, Inc.
5.85%, 05/01/17	50,000	57,007
6.55%, 05/01/37	200,000	228,229
Verizon Communications, Inc.
5.25%, 04/15/13	75,000	79,167
5.50%, 02/15/18	100,000	116,735
8.75%, 11/01/18	75,000	101,442
5.85%, 09/15/35	80,000	95,910
Verizon Global Funding Corp.
7.75%, 12/01/30	100,000	139,666
Vodafone Group PLC
5.00%, 12/16/13	150,000	161,025
5.63%, 02/27/17	50,000	58,123
5.45%, 06/10/19	45,000	52,466
4.38%, 03/16/21	30,000	32,794
6.15%, 02/27/37	50,000	62,439

		3,617,400

Consumer Cyclical 1.2%
CVS Caremark Corp.
4.88%, 09/15/14	75,000	82,068
4.75%, 05/18/20 (a)	108,000	120,643
Daimler Finance North America LLC
6.50%, 11/15/13	30,000	32,690
8.50%, 01/18/31	75,000	105,151
eBay, Inc.
1.63%, 10/15/15	50,000	50,388
Home Depot, Inc.
5.40%, 03/01/16	50,000	57,803
Macy’s Retail Holdings, Inc.
5.90%, 12/01/16	318,000	355,738
Marriott International, Inc.
5.63%, 02/15/13	50,000	52,141
McDonald’s Corp.
5.30%, 03/15/17	150,000	178,534
Target Corp.
3.88%, 07/15/20	25,000	27,670
6.35%, 11/01/32	45,000	57,322

See financial notes 33

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Time Warner, Inc.
4.75%, 03/29/21	50,000	54,326
7.70%, 05/01/32	61,000	79,815
5.38%, 10/15/41	50,000	54,368
Toyota Motor Credit Corp.
4.25%, 01/11/21	80,000	87,665
Viacom, Inc.
2.50%, 12/15/16	50,000	50,039
Wal-Mart Stores, Inc.
4.25%, 04/15/13	100,000	104,891
6.50%, 08/15/37	200,000	277,293
Walt Disney Co.
1.35%, 08/16/16	150,000	150,583

		1,979,128

Consumer Non-Cyclical 2.9%
Abbott Laboratories
5.88%, 05/15/16	100,000	117,426
Altria Group, Inc.
7.75%, 02/06/14	20,000	22,611
4.75%, 05/05/21	100,000	110,314
10.20%, 02/06/39	37,000	57,751
Amgen, Inc.
6.40%, 02/01/39	200,000	236,642
Anheuser-Busch Cos., Inc.
6.45%, 09/01/37	60,000	80,624
Anheuser-Busch InBev Worldwide, Inc.
5.38%, 11/15/14	193,000	214,592
6.88%, 11/15/19	100,000	125,779
Archer-Daniels-Midland Co.
5.94%, 10/01/32	50,000	62,176
Aristotle Holding, Inc.
2.75%, 11/21/14 (c)	100,000	101,282
6.13%, 11/15/41 (c)	50,000	54,252
AstraZeneca plc
5.40%, 06/01/14	75,000	83,047
Coca-Cola Co.
1.50%, 11/15/15	100,000	101,459
3.15%, 11/15/20	150,000	157,730
Covidien International Finance S.A.
2.80%, 06/15/15	50,000	51,948
Diageo Capital plc
5.75%, 10/23/17	200,000	234,982
Express Scripts, Inc.
3.13%, 05/15/16	130,000	130,853
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	100,000	120,526
Johnson & Johnson
1.20%, 05/15/14	100,000	101,603
5.95%, 08/15/37	75,000	103,715
Kimberly-Clark Corp.
5.00%, 08/15/13	45,000	48,027
Kraft Foods, Inc.
4.13%, 02/09/16	50,000	54,338
5.38%, 02/10/20	150,000	173,367
6.50%, 02/09/40	25,000	32,643
Kroger Co.
6.40%, 08/15/17	25,000	29,769
7.50%, 04/01/31	100,000	130,819
Merck & Co., Inc.
4.38%, 02/15/13	35,000	36,514
2.25%, 01/15/16	90,000	93,480
5.85%, 06/30/39	64,000	83,776
Novartis Capital Corp.
4.40%, 04/24/20	100,000	114,183
PepsiCo, Inc.
4.65%, 02/15/13	100,000	104,654
3.75%, 03/01/14	50,000	53,190
5.00%, 06/01/18	100,000	116,337
Pfizer, Inc.
6.20%, 03/15/19	225,000	278,045
Philip Morris International, Inc.
4.88%, 05/16/13	100,000	105,561
6.38%, 05/16/38	50,000	65,420
Procter & Gamble Co.
1.80%, 11/15/15	375,000	387,598
4.70%, 02/15/19	42,000	49,643
5.55%, 03/05/37	36,000	47,995
Quest Diagnostics, Inc.
3.20%, 04/01/16	200,000	207,288
Reynolds American, Inc.
7.63%, 06/01/16	25,000	29,839
Safeway, Inc.
3.95%, 08/15/20	50,000	49,466
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36	75,000	91,467
Thermo Fisher Scientific, Inc.
4.50%, 03/01/21	50,000	55,974
3.60%, 08/15/21 (a)	50,000	52,326

		4,761,031

Energy 1.3%
Anadarko Petroleum Corp.
5.95%, 09/15/16	125,000	141,841
6.38%, 09/15/17	100,000	116,054
8.70%, 03/15/19	68,000	86,937
6.45%, 09/15/36	100,000	114,383
BP Capital Markets PLC
3.63%, 05/08/14	120,000	126,172
4.75%, 03/10/19	100,000	111,243
Conoco, Inc.
6.95%, 04/15/29	64,000	87,495
ConocoPhillips
5.75%, 02/01/19	50,000	60,340
6.50%, 02/01/39	125,000	173,549
Devon Energy Corp.
5.60%, 07/15/41 (a)	100,000	120,702
Encana Corp.
6.50%, 02/01/38	68,000	80,878
Halliburton Co.
7.45%, 09/15/39	60,000	87,001
Marathon Petroleum Corp.
5.13%, 03/01/21	125,000	130,823
Occidental Petroleum Corp.
3.13%, 02/15/22 (a)	100,000	102,802
Shell International Finance BV
3.10%, 06/28/15	100,000	107,303
4.30%, 09/22/19	100,000	116,229
6.38%, 12/15/38	45,000	62,165
Talisman Energy, Inc.
3.75%, 02/01/21	48,000	47,280
Total Capital S.A.
3.00%, 06/24/15	100,000	105,777
Transocean, Inc.
5.25%, 03/15/13	50,000	51,415

34 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Valero Energy Corp.
6.13%, 02/01/20	150,000	167,118

		2,197,507

Technology 1.0%
Cisco Systems, Inc.
2.90%, 11/17/14	166,000	175,737
5.90%, 02/15/39	50,000	62,835
Hewlett-Packard Co.
1.25%, 09/13/13	150,000	148,147
6.00%, 09/15/41	100,000	111,066
International Business Machines Corp.
7.50%, 06/15/13	274,000	301,091
7.00%, 10/30/25	105,000	144,323
Microsoft Corp.
4.50%, 10/01/40	200,000	226,659
Oracle Corp.
5.75%, 04/15/18	165,000	200,496
3.88%, 07/15/20	180,000	198,644
Xerox Corp.
4.50%, 05/15/21	25,000	25,385

		1,594,383

Transportation 0.4%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	140,000	157,377
5.05%, 03/01/41 (a)	80,000	89,070
Southwest Airlines Co.
5.13%, 03/01/17	70,000	73,858
Union Pacific Corp.
4.00%, 02/01/21 (a)	180,000	193,493
United Parcel Service, Inc.
6.20%, 01/15/38	125,000	168,754

		682,552

		18,083,880

Utilities 2.3%

Electric 1.6%
Appalachian Power Co.
7.00%, 04/01/38	75,000	101,003
Carolina Power & Light Co.
5.13%, 09/15/13	40,000	42,892
Commonwealth Edison Co.
1.95%, 09/01/16	50,000	49,971
Dominion Resources, Inc.
5.00%, 03/15/13	370,000	388,128
Duke Energy Carolinas LLC
6.00%, 12/01/28	160,000	198,167
Duke Energy Indiana, Inc.
3.75%, 07/15/20	175,000	188,253
Exelon Generation Co. LLC
5.20%, 10/01/19	142,000	156,237
4.00%, 10/01/20 (a)	150,000	154,482
FirstEnergy Corp.
7.38%, 11/15/31	64,000	78,929
Florida Power & Light Co.
5.95%, 02/01/38	50,000	65,802
Florida Power Corp.
6.40%, 06/15/38	91,000	123,885
Georgia Power Co.
4.75%, 09/01/40	200,000	222,185
Midamerican Energy Holdings Co.
5.75%, 04/01/18	100,000	115,554
6.13%, 04/01/36	200,000	239,682
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18	100,000	115,323
Pacific Gas & Electric Co.
6.05%, 03/01/34	142,000	176,355
Public Service Electric & Gas Co.
0.85%, 08/15/14	100,000	100,033
Virginia Electric and Power Co.
6.00%, 05/15/37	139,000	178,087

		2,694,968

Natural Gas 0.7%
Energy Transfer Partners LP
6.70%, 07/01/18	50,000	55,545
Enterprise Products Operating LLC
9.75%, 01/31/14	134,000	154,863
6.30%, 09/15/17	45,000	52,765
5.20%, 09/01/20	70,000	77,616
4.05%, 02/15/22	100,000	102,097
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	50,000	58,885
5.80%, 03/15/35	350,000	361,816
National Grid PLC
6.30%, 08/01/16	75,000	86,151
TransCanada PipeLines Ltd.
3.80%, 10/01/20	56,000	60,549
7.63%, 01/15/39	50,000	72,362
Williams Partners LP
6.30%, 04/15/40	50,000	61,187

		1,143,836

		3,838,804

Total Corporate Bonds
(Cost $32,478,480)		32,681,428

Foreign Securities 4.3% of net assets

Foreign Agencies 1.1%

Canada 0.1%
Export Development Canada
2.25%, 05/28/15	100,000	104,967
1.25%, 10/27/15	60,000	60,943

		165,910

Cayman Islands 0.1%
Petrobras International Finance Co.
6.88%, 01/20/40	180,000	210,273

		210,273

Germany 0.5%
Kreditanstalt fuer Wiederaufbau
1.88%, 01/14/13 (d)	250,000	253,145
2.63%, 02/16/16 (d)	175,000	184,170
4.88%, 01/17/17 (d)	50,000	58,333
4.50%, 07/16/18 (d)	375,000	436,591

		932,239

Republic of Korea 0.4%
Export-Import Bank of Korea
5.88%, 01/14/15	300,000	323,242

See financial notes 35

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
4.38%, 09/15/21	300,000	298,028

		621,270

		1,929,692

Foreign Local Government 0.5%

Canada 0.5%
Hydro Quebec
8.05%, 07/07/24	60,000	89,423
Province of British Columbia
4.30%, 05/30/13	109,000	114,721
Province of Ontario
2.95%, 02/05/15	460,000	484,788
Province of Quebec
7.50%, 09/15/29	68,000	102,032

		790,964

Sovereign 1.1%

Brazil 0.4%
Brazilian Government International Bond
6.00%, 01/17/17	250,000	292,500
8.25%, 01/20/34	150,000	226,875
7.13%, 01/20/37	100,000	138,500

		657,875

Canada 0.2%
Canada Government International Bond
2.38%, 09/10/14	250,000	262,704

		262,704

Mexico 0.3%
Mexico Government International Bond
5.88%, 02/17/14	84,000	91,140
8.00%, 09/24/22	200,000	280,500
6.05%, 01/11/40	150,000	184,125

		555,765

Peru 0.2%
Peruvian Government International Bond
7.13%, 03/30/19	250,000	315,625

		315,625

		1,791,969

Supranational 1.6%
Asian Development Bank
2.63%, 02/09/15	400,000	422,072
European Bank for Reconstruction & Development
1.63%, 09/03/15	100,000	101,636
European Investment Bank
1.63%, 03/15/13	425,000	427,513
4.63%, 10/20/15	400,000	443,702
2.50%, 05/16/16	80,000	82,808
Inter-American Development Bank
4.50%, 09/15/14	300,000	328,921
5.13%, 09/13/16	100,000	118,049
International Bank for Reconstruction & Development
3.63%, 05/21/13	50,000	52,304
0.50%, 11/26/13	200,000	199,852
2.13%, 03/15/16	200,000	210,216
1.00%, 09/15/16	125,000	125,606
International Finance Corp.
2.13%, 11/17/17	100,000	104,318

		2,616,997

Total Foreign Securities
(Cost $7,076,266)		7,129,622

Mortgage-Backed Securities 31.7% of net assets

U.S. Government Agency Mortgages 31.7%
Fannie Mae
4.50%, 09/01/24 to 05/01/41 (a)	2,401,241	2,558,693
3.50%, 10/01/25 (a)	184,741	193,421
4.00%, 01/01/26 to 01/01/41 (a)	2,414,428	2,542,080
5.50%, 05/01/38 to 07/01/38 (a)	2,844,149	3,099,779
6.00%, 05/01/38 (a)	1,073,181	1,187,089
5.00%, 04/01/39 to 05/01/40 (a)	1,585,884	1,714,816
3.63%, 03/01/40 (a)(b)	376,913	394,683
3.36%, 04/01/40 (a)(b)	237,257	248,440
3.60%, 05/01/40 (a)(b)	92,734	97,132
Fannie Mae TBA
3.50%, 01/01/27 to 02/01/42 (a)	1,700,000	1,767,500
4.00%, 01/01/27 to 02/01/42 (a)	2,100,000	2,208,688
4.50%, 01/01/27 to 02/01/42 (a)	3,100,000	3,299,625
5.00%, 01/01/27 to 02/01/42 (a)	2,300,000	2,481,859
5.50%, 01/01/27 to 02/01/42 (a)	500,000	542,734
6.00%, 01/01/27 to 02/01/42 (a)	1,000,000	1,098,578
6.50%, 01/01/42 (a)	800,000	890,250
7.00%, 01/01/42 (a)	100,000	114,281
Freddie Mac
6.00%, 10/01/37 (a)	774,882	852,398
6.50%, 11/01/37 (a)	396,762	445,256
4.50%, 02/01/39 to 06/01/39 (a)	1,059,792	1,124,303
5.00%, 02/01/39 (a)	832,523	895,641
5.50%, 02/01/40 (a)	1,148,704	1,248,179
4.00%, 11/01/40 (a)	579,644	609,003
3.00%, 05/01/41 (a)(b)	98,554	102,936
Freddie Mac TBA
3.50%, 01/01/27 to 01/01/42 (a)	1,100,000	1,145,359
4.00%, 01/01/27 to 02/01/42 (a)	2,100,000	2,203,156
4.50%, 01/01/27 to 02/01/42 (a)	2,900,000	3,073,359
5.00%, 01/01/27 to 02/01/42 (a)	2,100,000	2,255,142
5.50%, 01/01/27 to 01/01/42 (a)	900,000	975,954
6.00%, 01/01/42 (a)	400,000	439,313
Ginnie Mae
5.50%, 04/15/38 (a)	199,148	223,730
4.50%, 07/15/39 to 11/20/41 (a)	3,402,467	3,719,445
5.00%, 10/15/39 to 05/15/40 (a)	2,218,354	2,458,858
3.00%, 10/20/40 to 10/20/41 (a)(b)	877,014	915,272
4.00%, 07/20/41 to 11/20/41 (a)	1,379,633	1,478,626
Ginnie Mae TBA
3.50%, 01/01/42 (a)	200,000	208,937
4.00%, 01/01/42 to 02/01/42 (a)	500,000	535,953
4.50%, 01/01/42 to 02/01/42 (a)	400,000	435,594
5.00%, 01/01/42 to 02/01/42 (a)	300,000	332,157
5.50%, 01/01/42 to 02/01/42 (a)	900,000	1,010,000
6.00%, 01/01/42 (a)	700,000	792,422

36 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
6.50%, 01/01/42 to 02/01/42 (a)	300,000	340,969

Total Mortgage-Backed Securities
(Cost $51,834,156)		52,261,610

Municipal Bonds 0.9% of net assets

Fixed-Rate Obligations 0.9%
California
GO (Build America Bonds) Series 2009
7.55%, 04/01/39	250,000	305,930
Commonwealth of Massachusetts
GO (Build America Bonds) Series 2009
5.46%, 12/01/39	100,000	118,374
Los Angeles USD
GO (Build America Bonds) Series 2010
6.76%, 07/01/34	100,000	124,204
Metropolitan Government of Nashville & Davidson County
GO (Build America Bonds) Series 2010
5.71%, 07/01/34	20,000	23,474
New Jersey State Turnpike Authority
RB (Build America Bonds) Series 2010A
7.10%, 01/01/41	100,000	137,006
New York City Municipal Water Finance Authority
Water System RB (Build America Bonds) Series 2009
5.75%, 06/15/41	200,000	243,942
Yale University
Medium-Term Notes Series B
2.90%, 10/15/14	400,000	423,788

Total Municipal Bonds
(Cost $1,360,645)		1,376,718

U.S. Government and Government Agencies 40.4% of net assets

U.S. Government Agency Securities 5.8%
Fannie Mae
0.38%, 12/28/12	2,060,000	2,064,878
0.50%, 08/09/13	338,000	338,933
1.63%, 10/26/15	1,820,000	1,866,876
7.13%, 01/15/30	320,000	493,339
Federal Home Loan Bank
0.88%, 12/27/13	340,000	343,094
5.00%, 11/17/17	810,000	973,345
Freddie Mac
0.75%, 03/28/13	1,138,000	1,144,693
0.38%, 11/27/13	1,028,000	1,026,825
1.00%, 07/30/14	909,000	919,331
6.75%, 03/15/31	209,000	315,158

		9,486,472

U.S. Treasury Obligations 34.6%
U.S. Treasury Bonds
9.13%, 05/15/18	1,584,000	2,363,502
8.00%, 11/15/21	1,293,000	2,021,121
6.00%, 02/15/26	484,000	697,641
6.75%, 08/15/26	540,000	833,962
6.13%, 08/15/29	284,000	430,349
5.38%, 02/15/31	343,000	488,936
3.50%, 02/15/39	1,388,000	1,561,500
4.38%, 11/15/39	1,604,000	2,082,695
4.63%, 02/15/40	1,025,000	1,382,629
4.25%, 11/15/40	369,000	470,648
3.75%, 08/15/41	747,000	878,659
U.S. Treasury Notes
1.38%, 03/15/13	1,881,000	1,908,113
1.38%, 05/15/13	2,129,000	2,163,098
0.50%, 05/31/13	754,000	757,299
3.50%, 05/31/13	1,216,000	1,272,240
0.38%, 07/31/13	1,776,000	1,780,509
0.75%, 09/15/13	981,000	989,545
0.25%, 10/31/13	1,714,000	1,714,536
0.25%, 11/30/13	2,284,000	2,284,626
1.00%, 01/15/14	586,000	594,744
1.75%, 01/31/14	1,600,000	1,649,125
2.38%, 02/28/15	776,000	823,469
2.50%, 03/31/15	2,000,000	2,132,812
2.50%, 04/30/15	1,142,000	1,218,907
2.13%, 05/31/15	1,022,000	1,079,089
1.88%, 06/30/15	1,022,000	1,071,024
1.75%, 07/31/15	2,043,000	2,132,700
2.13%, 02/29/16	848,000	899,808
2.25%, 03/31/16	1,594,000	1,700,474
2.00%, 04/30/16	1,593,000	1,682,358
2.63%, 04/30/16	848,000	917,629
3.25%, 05/31/16	752,000	834,544
3.00%, 09/30/16	1,511,000	1,665,995
0.88%, 12/31/16	880,000	881,719
1.88%, 09/30/17	1,133,000	1,184,781
1.88%, 10/31/17	940,000	982,961
2.88%, 03/31/18	1,047,000	1,156,444
2.63%, 04/30/18	2,629,000	2,862,942
1.75%, 10/31/18	704,000	724,680
3.38%, 11/15/19	1,440,000	1,641,712
2.63%, 08/15/20	657,000	708,687
2.63%, 11/15/20	695,000	748,320
3.63%, 02/15/21	343,000	398,282
2.13%, 08/15/21	1,234,000	1,265,814

		57,040,628

Total U.S. Government and Government Agencies
(Cost $64,725,833)		66,527,100

	Number	Value
Security	of Shares	($)

Other Investment Company 0.3% of net assets

Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund	433,034	433,034

Total Other Investment Company
(Cost $433,034)		433,034

See financial notes 37

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Short-Term Investments 16.2% of net assets

U.S. Government Agency Securities 10.8%
Fannie Mae
0.07%, 01/17/12 (e)	4,000,000	3,999,947
0.02%, 02/22/12 (e)	2,200,000	2,199,952
0.03%, 03/08/12 (e)	4,000,000	3,999,928
Federal Home Loan Bank
0.03%, 03/02/12 (e)	2,000,000	1,999,968
0.02%, 03/07/12 (e)	1,546,000	1,545,972
Freddie Mac
0.03%, 03/05/12 (e)	4,000,000	3,999,932

		17,745,699

U.S. Treasury Obligations 5.4%
U.S. Treasury Bills
0.02%, 05/10/12 (e)	5,000,000	4,999,510
0.02%, 05/17/12 (e)	4,000,000	3,999,512

		8,999,022

Total Short-Term Investments
(Cost $26,744,746)		26,744,721

End of Investments

At 12/31/11, the tax basis cost of the fund’s investments was $188,290,663 and the unrealized appreciation and depreciation were $2,896,427 and ($369,501), respectively, with a net unrealized appreciation $2,526,926.

(a)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
(b)	Variable-rate security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $155,534 or 0.1% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the purchase yield.

GO —	General obligation
RB —	Revenue bond
USD —	Unified school district

38 See financial notes

 Schwab U.S. Aggregate Bond ETF

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments, at value (cost $188,281,333)		$190,817,589
Cash		216,937
Receivables:
Investments sold		5,204,623
Interest	+	1,014,145

Total assets		197,253,294

Liabilities

Payables:
Investments bought		32,168,566
Investment adviser fees		1,394
Distributions to shareholders	+	279,040

Total liabilities		32,449,000

Net Assets

Total assets		197,253,294
Total liabilities	−	32,449,000

Net assets		$164,804,294

Net Assets by Source
Capital received from investors		162,349,508
Net investment income not yet distributed		6,799
Net realized capital losses		(88,269)
Net unrealized capital gains		2,536,256

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$164,804,294		3,200,001		$51.50

See financial notes 39

 Schwab U.S. Aggregate Bond ETF

Statement of
Operations
For July 13, 2011* through December 31, 2011

Investment Income

Interest		$878,229

Expenses

Investment adviser fees		49,501

Total expenses	−	49,501

Net investment income		828,728

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(17,818)
Net unrealized gains on investments	+	2,536,256

Net realized and unrealized gains		2,518,438

Net increase in net assets resulting from operations		$3,347,166

*	Commencement of operations.

40 See financial notes

 Schwab U.S. Aggregate Bond ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on
July 13, 2011, it has no prior report period.

Operations

7/13/11*-12/31/11
Net investment income		$828,728
Net realized losses		(17,818)
Net unrealized gains	+	2,536,256

Net increase in net assets resulting from operations		3,347,166

Distributions to Shareholders

Distributions from net investment income		($892,380)

Transactions in Fund Shares

		7/13/11*-12/31/11
		SHARES	VALUE
Shares Sold		3,200,001	$162,349,508
Shares Redeemed	+	—	—

Net transactions in fund shares		3,200,001	$162,349,508

Shares Outstanding and Net Assets

		7/13/11*-12/31/11
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	3,200,001	164,804,294

End of period		3,200,001	$164,804,294

Net investment income not yet distributed			$6,799

*	Commencement of operations.

See financial notes 41

 Schwab Fixed-Income ETFs

Financial Notes

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust, including the funds discussed in this report, which are highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. Large-Cap Value ETF
Schwab U.S. TIPS ETF	Schwab U.S. Mid-Cap ETF
Schwab U.S. Short-Term U.S. Treasury ETF	Schwab U.S. Small-Cap ETF
Schwab U.S. Intermediate-Term U.S. Treasury ETF	Schwab International Equity ETF
Schwab U.S. Aggregate Bond ETF	Schwab International Small-Cap Equity ETF
Schwab U.S. Broad Market ETF	Schwab Emerging Markets Equity ETF
Schwab U.S. Large-Cap ETF	Schwab U.S. REIT ETF
Schwab U.S. Large-Cap Growth ETF

The funds issue and redeem shares at their NAV only in large blocks of shares, typically 100,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of each fund will approximate its NAV, there may be times when the market price and the NAV vary significantly.

Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF and Schwab Intermediate-Term U.S. Treasury ETF commenced operations on August 4, 2010. Schwab U.S. Aggregate Bond ETF commenced operations on July 13, 2011.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in the preparation of their financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Bonds and notes: valued at the bid or at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to

 Schwab Fixed-Income ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of December 31, 2011:

Schwab U.S. TIPS ETF

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

U.S. Government Securities(a)	$—	$286,628,753	$—	$286,628,753
Other Investment Company(a)	125,867	—	—	125,867

Total	$125,867	$286,628,753	$—	$286,754,620

Schwab Short-Term U.S. Treasury ETF

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

U.S. Government Securities(a)	$—	$181,080,233	$—	$181,080,233
Other Investment Company(a)	180,243	—	—	180,243

Total	$180,243	$181,080,233	$—	$181,260,476

 Schwab Fixed-Income ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab Intermediate-Term U.S. Treasury ETF

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

U.S. Government Securities(a)	$—	$116,198,848	$—	$116,198,848
Other Investment Company(a)	2,454	—	—	2,454

Total	$2,454	$116,198,848	$—	$116,201,302

Schwab U.S. Aggregate Bond ETF

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Corporate Bonds(a)	$—	$32,681,428	$—	$32,681,428
Mortgage-Backed Securities(a)	—	52,261,610	—	52,261,610
Foreign Securities(a)	—	7,129,622	—	7,129,622
Commercial Mortgage Backed Securities(a)	—	3,351,338	—	3,351,338
Municipal Bonds(a)	—	1,376,718	—	1,376,718
Asset-Backed Obligations(a)	—	312,018	—	312,018
U.S. Government and Government Agencies(a)	—	66,527,100	—	66,527,100
Other Investment Company(a)	433,034	—	—	433,034
Short-Term Investments(a)	—	26,744,721	—	26,744,721

Total	$433,034	$190,384,555	$—	$190,817,589

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

(b) Accounting Policies for certain Portfolio Investments (if held):

Securities Lending: Under the Securities Lending Program, a fund (the “lender”) may make short-term loans of its securities to another party (the “borrower”) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign government, or letters of credit issued by a bank. The initial collateral received by a fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios registered under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

If applicable, the value of the securities on loan as of December 31, 2011 and the value of the related collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities.

Inflation-Protected Securities: The Schwab U.S. TIPS ETF invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of an inflation-protected security, interest is paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the

 Schwab Fixed-Income ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

principal amount of an inflation-protected security will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

TBA Commitments: The Schwab U.S. Aggregate Bond ETF may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures describe above in Security Valuation section. The Fund’s use of TBA commitments may cause the fund to experience higher portfolio turnover and higher transaction costs.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. The investment adviser will pay the operating expenses of the funds, excluding interest expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income monthly and net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(j) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as

 Schwab Fixed-Income ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk Factors:

Investing in the funds may involve certain risks, as described in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investments in a fund will fluctuate, which means that the shareholder could lose money.

The funds are not actively managed. Therefore, the funds follow the securities included in the index during upturns as well as downturns. Because of their indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance is normally below that of their respective indices.

Interest rates will rise and fall over time. During periods when interest rates are low, the funds’ yields and total returns also may be low. The longer a fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

To the extent a fund uses sampling techniques it may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the funds may use a sampling approach, they may not track the return of the index as well as they would if the funds purchased all of the securities in the index.

A fund’s returns may not match the return of its index due to differences between the fund’s securities and those in the index. Tracking error also may be attributable to a fund’s inability to match the securities’ weighting to its index or due to regulatory, operational or liquidity constraints. A fund also incurs fees and expenses while the index does not, which may result in tracking error.

A particular investment may be difficult to purchase or sell. The funds may be unable to sell illiquid securities at an advantageous time or price.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

3. Risk Factors (continued):

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of the fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market.

Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Schwab U.S. Aggregate Bond ETF may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities to the extent such bonds are included in the fund’s index. The fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.

With respect to the Schwab U.S. Aggregate Bond ETF, certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities primarily occur through TBA transactions, as described in the fund’s prospectus. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction.

An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory services to the following funds, CSIM is entitled to receive an annual fee payable monthly, based on a percentage of the fund’s average daily net assets as follows:

	Schwab	Schwab	Schwab
Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

0.14%	0.12%	0.12%	0.10%

The investment adviser will pay the operating expenses of the funds, excluding interest expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

The funds may engage in direct transactions with certain other Schwab ETFs when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. During the period ended December 31, 2011, there were no security transactions with other Schwab ETFs.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:

SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of shares of the funds.

State Street Bank and Trust Company serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

State Street Bank and Trust Company also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street Bank and Trust Company. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended December 31, 2011, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

	Purchases of Long-Term
	U.S. Government	Purchases of Other	Total Purchases of
	Securities Transactions	Long-Term Securities	Long-Term Securities

Schwab U.S. TIPS ETF	$48,503,005	$—	$48,503,005
Schwab Short-Term U.S. Treasury ETF	143,903,234	—	143,903,234
Schwab Intermediate-Term U.S. Treasury ETF	31,313,935	—	31,313,935
Schwab U.S. Aggregate Bond ETF	573,531,826	53,089,588	626,621,414

	Sales/Maturities of Long-Term
	Long-Term U.S. Government	Sales/Maturities of	Total Sales/Maturities of
	Securities Transactions	Other Long-Term Securities	Long-Term Securities

Schwab U.S. TIPS ETF	$51,556,263	$—	$51,556,263
Schwab Short-Term U.S. Treasury ETF	96,466,228	—	96,466,228
Schwab Intermediate-Term U.S. Treasury ETF	30,769,490	—	30,769,490
Schwab U.S. Aggregate Bond ETF	480,579,179	8,586,811	489,165,990

 Schwab Fixed-Income ETFs

Financial Notes (continued)

9. In-Kind Transactions:

The consideration for the purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

The in-kind transactions for the period ended December 31, 2011 were as follows:

	In-kind Purchases of Securities	In-kind Sales of Securities

Schwab U.S. TIPS ETF	$209,581,858	$20,478,832
Schwab Short-Term U.S. Treasury ETF	218,204,788	134,143,493
Schwab Intermediate-Term U.S. Treasury ETF	97,696,259	20,401,854
Schwab U.S. Aggregate Bond ETF	24,150,415	—

For period ended December 31, 2011, certain funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended December 31, 2011 are disclosed in the funds’ Statements of Operations.

10. Federal Income Taxes

As of December 31, 2011, the components of distributable earnings on a tax-basis were as follows.

		Schwab	Schwab	Schwab
	Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Undistributed ordinary income	$21,451	$41	$1,117	$6,799
Undistributed long-term capital gains	—	—	—	—
Unrealized appreciation	16,465,678	522,639	3,437,109	2,896,427
Unrealized depreciation	(16,893)	(2,071)	(348)	(369,501)

Net unrealized appreciation/(depreciation)	16,448,785	520,568	3,436,761	2,526,926

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the funds had no capital losses deferred and no capital losses utilized.

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. As of December 31, 2011, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration date:

		Schwab	Schwab	Schwab
	Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
Expiration Date	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

December 31, 2018	$39	$366	$2,072	$—
No expiration	219,200	13,697	38,432	78,939

Total	$219,239	$14,063	$40,504	$78,939

 Schwab Fixed-Income ETFs

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

		Schwab	Schwab	Schwab
	Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Current period distributions
Ordinary Income	$5,706,922	$543,241	$1,083,811	$892,380
Long-term capital gains	—	—	—	—

Prior period distributions
Ordinary Income	239,780	51,380	140,650	—
Long-term capital gains	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; in-kind transactions; capital losses related to wash sales and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital accounts and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2011, the funds made the following reclassifications:

		Schwab	Schwab	Schwab
	Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Capital shares	$848,125	$759,174	$708,200	$—
Undistributed net investment income	450	—	—	70,451
Net realized gains and losses	(848,575)	(759,174)	(708,200)	(70,451)

Management has reviewed the funds’ tax positions taken for its open income tax period ended December 31, 2011, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

10. Federal Income Taxes (continued):

For the period ended December 31, 2011, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

		Schwab	Schwab	Schwab
	Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Net realized gains and losses reclassified to paid in capital	$852,960	$759,444	$708,200	$—

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF (four of the portfolios constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at December 31, 2011, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint vs. NAV as of December 31, 2011

The following charts are provided to show the frequency at which the daily market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The market price of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated (referred to as the “Bid/Offer Midpoint”). Each fund’s Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Schwab U.S. TIPS ETF
Commencement of trading (8/5/10) through 12/31/11	3	—	—	1	—	—

Schwab Short-Term U.S. Treasury ETF
Commencement of trading (8/5/10) through 12/31/11	—	—	—	—	—	—

Schwab Intermediate-Term U.S. Treasury ETF
Commencement of trading (8/5/10) through 12/31/11	—	—	—	1	—	—

Schwab U.S. Aggregate Bond ETF
Commencement of trading (7/14/11) through 12/31/11	4	—	—	—	—	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

Initial Approval of Investment Advisory Agreement for Schwab U.S. Aggregate Bond ETF

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) called and held a meeting on May 16, 2011, in part, for the purpose of considering whether to appoint Charles Schwab Investment Management, Inc. (“CSIM”) as investment adviser to Schwab U.S. Aggregate Bond ETF (the “Fund”) under the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and CSIM (the “Agreement”). In preparation for the meeting, the Board requested and reviewed a variety of materials provided by CSIM with respect to the services to be provided to the Fund under the Agreement. The Independent Trustees met in executive session outside the presence of fund management and participated in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees approved the Agreement with respect to the Fund. The

Board’s approval was based on consideration and evaluation of a variety of specific factors discussed at this meeting, including:

1.	the nature, extent and quality of the services to be provided to the Fund under the Agreement, including the resources of CSIM and its affiliates to be dedicated to the Fund;

2.	CSIM’s investment performance in managing other Fund having relevant investment objectives and strategies;

3.	the Fund’s estimated expenses and how those expenses compared to those of certain other comparable exchange-traded funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to management of other funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale may be realized as the Fund grows and whether fee levels in the Agreement relating to the Fund reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services to be provided by CSIM to the Fund and the resources of CSIM and its affiliates will dedicate to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered the fact that Schwab’s extensive branch network, Internet access, investment and research tools, telephone services, and array of account features may be expected to benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported approval of the Agreement with respect to the Fund.

Performance. With regard to Fund performance, since the Fund had not commenced operations and therefore did not have any performance of its own, the Board considered performance of other funds having comparable investment objectives in determining whether to approve the Agreement. The Trustees also considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark that would be used to compare the performance of the Fund. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of CSIM supported approval of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s estimated net operating expense ratio in comparison to those of other comparable exchange-traded funds. The Board evaluated the Fund’s unitary fee through review of comparative information with respect to fees paid by similar exchange-traded funds tracking equity indexes. Following such evaluation, the

Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported approval of the Agreement with respect to the Fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates directly or indirectly. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the expected profitability of CSIM, albeit uncertain, is reasonable and supported approval of the Agreement with respect to the Fund.

Economies of Scale. Recognizing that the Fund had not yet commenced operations and had no assets, the Trustees considered the possible development of any economies of scale and whether those could be expected to be passed along to the Fund’s shareholders through various efficiencies that may result from increases in the Fund’s assets. The Board determined that such economies of scale will be shared by way of the relatively low advisory fee and unitary fee structure of the Fund, although the Board will continue to monitor fees as the Fund grows in size and assess whether breakpoints may be warranted. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund may be expected to obtain reasonable benefit from economies of scale if such economies develop.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Agreement as it relates to the Fund and concluded that the compensation under the Agreement relating to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Approval of Renewal Investment Advisory Agreement for Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at a meeting held on August 4, 2011, and approved the renewal of the Agreement with respect to the Funds for an additional one year term. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Funds, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired. Consulting Managing Director, PIMCO (investment adviser) (January 2003 – December 2008); Managing Director, PIMCO (February 1999 – December 2002); President and Trustee, PIMCO Funds and PIMCO Variable Insurance Trust (investments) (February 1994 – May 2005).	17	Independent Director and Chairman of Corporate Governance/Nominating Committee, PS Business Parks, Inc. (2005 – present).
Trustee and member of Nominating/Corporate Governance Committee, PIMCO Funds (investment company consisting of 84 portfolios) (1997 – 2008).
Trustee and member of Nominating/Corporate Governance Committee, PIMCO Variable Insurance Trust (investment company consisting of 16 portfolios) (1997 – 2008).
Director and Chairman, PIMCO Strategic Global Government Fund (investment company consisting of one portfolio) (1997 – 2008).
Director, PCM Fund, Inc. (investment company consisting of one portfolio) (1997 – 2008).

Mark A. Goldfarb 1952 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Founder and Managing Director, SS&G, Inc. (certified public accountants and advisers) (May 1987 – present).	17	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (June 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	17	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President and Assistant Secretary, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Trust’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he is an employee of Schwab and/or the investment adviser. In addition to his employment with the investment adviser and Schwab, Mr. Bettinger also owns stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset-backed securities Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

Barclays Capital U.S. Treasury 1 − 3yr Index An index that measures the performance of short term government bonds issued by the US Treasury.

Barclays Capital U.S. Treasury 7 − 10yr Index An index that measures the performance of U.S. Treasury securities that have a remaining maturity of between 7 and 10 years.

Barclays Capital U.S. Treasury Long Index An index that measures the performance of U.S. Treasury securities that have a remaining maturity of 10 or more years.

bid The price at which someone is willing to buy a security.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

call An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

call protection A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

coupon, coupon rate The annual rate of interest paid until maturity by the issuer of a debt security.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

credit quality The capacity of an issuer to make its interest and principal payments; an assessment typically rendered by an independent third-party organization.

credit risk The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

duration A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.

weighted average duration A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

interest Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

interest rate risk The risk that a bond’s value will fluctuate if market interest rates change of are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

liquidity The ability to convert a security or asset quickly into cash.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

maturity The date a bond is scheduled to be “retired” and its principal amount returned to the bond holders. Maturity of Investments will generally be determined using portfolio securities’ final maturity dates. However, for certain securities, maturity will be determined using securities’ effective maturity date. Except as discussed below, the effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable-rate or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage backed and certain other asset-backed securities (as used in determining Weighted Average Maturity) are determined on an “expected life” basis by the investment adviser.

effective maturity Takes into account maturity shortening features, such as the interest rate reset date or demand features, instead of the final maturity date.

final maturity The date on which the principal amount of the bond is scheduled to be paid.

weighted average maturity (WAM) For mutual funds or ETFs, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk.

mortgage-backed securities Bond or other debt securities that represent ownership in a pool of mortgage loans.

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

prepayment risk The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

primary market The market that deals with the issuance of new securities.

replication If a fund uses a full replication method, the fund will invest substantially all of its assets proportionately in the securities included in the underlying index.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

sampling If a fund uses a sampling method, the fund will not fully replicate the underlying index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index as closely as a fund that uses a full replication method.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

Treasury inflation protected security (TIPS) A United States Treasury bond whose principal increases at the same rate as the Consumer Price Index (CPI).The interest payment is then calculated off that inflated (adjusted) principal and repaid at maturity.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

yield to maturity The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2011 Schwab ETFs. All rights reserved.

Notes

Notes

Schwab ETFstmare designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each a solid investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFs

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Dividend Equity ETFtm
Schwab U.S. Mid-Cap ETFtm
Schwab U.S. Small-Cap ETFtm
Schwab U.S. REIT ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab U.S. Aggregate Bond ETFtm
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFstm
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR60171-01

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mark A. Goldfarb, currently serving on its audit committee, is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of Mr. Goldfarb as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of eleven series. Eight series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, and three series has a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eleven series, based on their respective 2010 and 2009 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Audit Fees
2010: $157,663 2010: 104,160
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:
2011: $23,029 2010: None
Nature of these services: tax provision review.
          In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2011: $76,960 2010: $41,900
Nature of these services: preparation and review of tax returns.
          In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:
2011: None 2010: None

          In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
2011: $99,989 2010: $41,900
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit committee members are Robert W. Burns, Mark A. Goldfarb, and Charles A. Ruffel.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Strategic Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	February 15, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	February 15, 2012

By:	/s/ George Periera
George Pereira
Principal Financial Officer

Date:	February 15, 2012